                                                                      EXHIBIT 21


                        BROWNING-FERRIS INDUSTRIES, INC.
                              LIST OF SUBSIDIARIES
                      (SEE INDEX ON PAGE 8 FOR EXPLANATION
                     OF PARENT AND SUBSIDIARY RELATIONSHIPS


                          NORTH AMERICAN SUBSIDIARIES



      Attwoods of North America, Inc.                                     Delaware
      BFI de Mexico, S.A. deC.V.                                            Mexico
      BFI Energy Systems of Albany, Inc.                                  Delaware
      BFI Energy Systems of Delaware County, Inc.                         Delaware
      BFI Energy Systems of Boston, Inc.                             Massachusetts
      BFI Energy Systems of Essex County, Inc.                          New Jersey
      BFI Energy Systems of Hempstead, Inc.                               Delaware
      BFI Energy Systems of Niagara, Inc.                                 Delaware
      BFI Energy Systems of Plymouth, Inc.                                Delaware
      BFI Energy Systems of SEMASS, Inc.                                  Delaware
      BFI Energy Systems of Southeastern Connecticut, Inc.                Delaware
      BFI Medical Waste Systems of Washington, Inc.                       Delaware
      BFI of Metro New York, Inc.                                         Delaware
      BFI of Ponce, Inc.                                               Puerto Rico
      BFI Organics, Inc.                                                  Delaware
            Pioneer Southern, Inc.                                        Delaware
      BFI Ref-Fuel, Inc.                                                  Delaware
1     BFI Services Group, Inc.                                          California
      BFI Trans River (GP), Inc.                                          Delaware
      BFI Trans River (LP), Inc.                                          Delaware
      BFI Waste Systems of North America, Inc.                            Delaware
      Browning-Ferris Gas Services, Inc.                                  Delaware
1     Browning-Ferris, Inc.                                               Maryland
            TRC, Inc.                                                 Pennsylvania
1     Browning-Ferris Industries Chemical Services, Inc.                    Nevada
      Browning-Ferris Industries, Inc.                               Massachusetts
      Browning-Ferris Industries Ltd.                                      Ontario
            389343 Alberta Ltd.                                            Alberta
2           Eldridge Finance Company                           Republic of Ireland
            Contenants - Rebut Cadi Ltee                                    Quebec
            Usine de Triage Lachenaie Inc.                                  Quebec
                  BFI Energy Inc.                                           Quebec
1           Environmental Waste Systems, Inc.                              Ontario
            10133 Newfoundland Limited                                Newfoundland
      Browning-Ferris Industries of California, Inc.                    California
            Keller Canyon Landfill Company                              California
            Pleasant Hill Bayshore Disposal, Inc.                       California
      Browning-Ferris Industries of Connecticut, Inc.                     Delaware
      Browning-Ferris Industries of Florida, Inc.                         Delaware
      Browning-Ferris Industries of Hawaii, Inc.                          Delaware
            Honolulu Environmental Transfer, Inc.                           Hawaii

      Browning-Ferris Industries of Illinois, Inc.                        Delaware
      Browning-Ferris Industries of New Jersey, Inc.                    New Jersey
            BFI Transfer Systems of New Jersey, Inc.                    New Jersey
            BFI Waste Systems of New Jersey, Inc.                       New Jersey
      Browning-Ferris Industries of New York, Inc.                        New York
      Browning-Ferris Industries of Ohio, Inc.                            Delaware
3           Warner Hill Development Company                                   Ohio
      Browning-Ferris Industries of Pennsylvania, Inc.                    Delaware
            Imperial Landfill Company, Inc.                           Pennsylvania
            New Morgan Landfill Company, Inc.                         Pennsylvania
      Browning-Ferris Industries of Puerto Rico, Inc.                  Puerto Rico
      Browning-Ferris Industries of Tennessee, Inc.                      Tennessee
            Jefferson Pike Landfill, Inc.                                 Delaware
            T.R.A.S.H., Inc.                                             Tennessee
      Browning-Ferris Services, Inc.                                      Delaware
            BFI Equipment Leasing I, Inc.                                 Delaware
            Browning-Ferris Financial Services, Inc.                      Delaware
      CECOS International, Inc.                                           New York
4     Eastern Disposal, Inc.                                                Quebec
      Environmental Development Corp.                                  Puerto Rico
      Global Indemnity Assurance Company                                   Vermont
      International Disposal Corp. of California                        California
      Newco Waste Systems of New Jersey, Inc.                           New Jersey
      Risk Services, Inc.                                                 Delaware
      West Roxbury Crushed Stone Co.                                 Massachusetts
      Woodlake Sanitary Service, Inc.                                    Minnesota
5           VHG, Inc.                                                    Minnesota





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
                                 INTERNATIONAL

6        Al-Mulla Environmental Systems, W.L.L.                                               Kuwait
         BFI International Finance B.V.                                              The Netherlands
         BFI International, Inc.                                                            Delaware
             Browning-Ferris Industries Europe, Inc.                                        Delaware
                 Browning-Ferris Industries Holding B.V.                             The Netherlands
7                    BFI Iberica S.A.                                                          Spain
                          Ingenieria Ambiental Alcarrena, S.A.                                 Spain
8                         Ingenieria Ambiental Granadina, S.A.                                 Spain
                          Ingenieria Ambiental Completa                                        Spain
                              Transric S.A.  U.T.E. Alcobendas                                 Spain
9                             Castellana De Servicios, SA Y Transric S.A.  U.T.E.              Spain
                          Ingenieria Ambiental Andaluza, S.A.                                  Spain
10                            Ingenieria Ambiental Antequerana, S.A.                           Spain
                          Ingenieria Ambiental Catalana, S.A.                                  Spain
                          Gestion Y Tratamiento De Residuos, S.A.                              Spain
                     BFI Finland Oy AB                                                       Finland
                          Somero-BFI OY                                                      Finland
                          Fritz Erismann AG                                              Switzerland
                     A. De Jong Gorcum Milieutelhniek B.V.                           The Netherlands
                     Omega Randstad Holding B.V.                                     The Netherlands
                          Omega Randstad B.V.                                        The Netherlands
                              Mavebe Maatschapplj tot Verhur Van Bedrijfsen B.V.     The Netherlands
                                  J. De Bruyn Onroerend Goeb B.V.                    The Netherlands
                                      Recycling Bedrijf Randstad B.V.                The Netherlands
                     Jansen Industriele Reinging En Afvalverwerking B.V.             The Netherlands
                     Maatman Afvalverwerking B.V.                                    The Netherlands
                     De Wit Milieu B.V.                                              The Netherlands
                     BFI Vastgoed B.V.                                               The Netherlands
                          Transportedrijf J. Van Tongeren B.V.                       The Netherlands
                          BFI Bijzondere Afvalstoffen B.V.                           The Netherlands
                          Van Rijswijk Containers B.V.                               The Netherlands
                          Heerbaart Recycling B.V.                                   The Netherlands
                          IBA Recycling B.V.                                         The Netherlands
                          Heerbaart Reinigings-Bedrijven B.V.                        The Netherlands
                          Reinmat B.V.                                               The Netherlands
                          Spitman Milieu B.V.                                        The Netherlands
                              IBA Milieu B.V.                                        The Netherlands
                              Niemendal Transport B.V.                               The Netherlands
                          Oost-Nederlandse Reinigingsdienst B.V.                     The Netherlands
                          Oost-Nederlandse Container Dienst B.V.                     The Netherlands
                          B.V. Handelsmaatschappij R.V.R.                            The Netherlands
                          West Holland Recycling B.V.                                The Netherlands
18                            Alphen Recycling V.B.                                  The Netherlands
                          Lekkerkerk-Rehorst Vastgoed Combinatie B.V.                The Netherlands
                     Wijtrans Milieu B.V.                                            The Netherlands

                     Spitman Industrele Services B.V.                                                     The Netherlands
                          Kroon Bemeer Urmond B.V.                                                        The Netherlands
                              Kroon Milieu Technick B.V.                                                  The Netherlands
                          Groenheilde Reinging B.V.                                                       The Netherlands
                     Maatman Elbergen B.V.                                                                The Netherlands
                     Maatman Roolreiniging B.V.                                                           The Netherlands
                     Jaap Van Vliet B.V.                                                                  The Netherlands
                     Koks Nilo Milieu B.V.                                                                The Netherlands
                          Koks' Containerservice B.V.                                                     The Netherlands
                          Zwart Vastgoed B.V.                                                             The Netherlands
                          Koks/Nilo Recycling B.V.                                                        The Netherlands
                          Wyjrans Recycling B.V.                                                          The Netherlands
                          Recycling Maatschappij "Houtsnip" B.V.                                          The Netherlands
                          Recycling Amsterdam Vastgoed B.V.                                               The Netherlands
                          Contraned Milieu B.V.                                                           The Netherlands
                          A.C.D. Milieu B.V.                                                              The Netherlands
                     Browning-Ferris Industries Europa B.V.                                               The Netherlands
                     Jan Oldenburger B.V.                                                                 The Netherlands
                          Jan Oldenburger Beheer B.V.                                                     The Netherlands
                          Jan Oldenburger Holding B.V.                                                    The Netherlands
                              Jan Oldenburger Reinging B.V.                                               The Netherlands
                              Jan Oldenburger Container Service B.V.                                      The Netherlands
                              Nova Recycling B.V.                                                         The Netherlands
                              BFI Jzondere Afval Stoffen Noord B.V.                                       The Netherlands
                     Riooltechnieken Nederland B.V.                                                       The Netherlands
                     Eemsmond Handel En Transport B.V.                                                    The Netherlands
                     Boekhorst Containers B.V.                                                            The Netherlands
19                   Afvalstoffen Verw. Zeeland B.V.                                                      The Netherlands
20                   Houtverwerding Limburg B.V.                                                          The Netherlands
21                   Acts B.V.                                                                            The Netherlands
                     Verkerk Alphen A/D Rijn B.V.                                                         The Netherlands
                          Verkerk Recycling B.V.                                                          The Netherlands
                              Alphen Recycling B.V.                                                       The Netherlands
                     Geisler Container B.V.                                                               The Netherlands
                          Geisler Ligistiek B.V.                                                          The Netherlands
                          Container Limburg B.V.                                                          The Netherlands
                              Afval Recycling Midden Limburg B.V.                                         The Netherlands
                          Geisler Grondverzetbedrijf B.V.                                                 The Netherlands
                     Transclean B.V.                                                                      The Netherlands
                     Kole Milieu B.V.                                                                     The Netherlands
                     Rademaker Milieu B.V.                                                                The Netherlands
                     J. Poldervaart B.V.                                                                  The Netherlands
                     G. Poldervaart B.V.                                                                  The Netherlands
22                        Poldervaart Afvalverwerking B.V.                                                The Netherlands
                     Meisner Holding B.V.                                                                 The Netherlands
                          Meisner (Stortplaats Noord Drenthe) B.V.                                        The Netherlands
                     G.J. Eiland Beheer B.V.                                                              The Netherlands
                          G.J. Eiland Containerdienst B.V.                                                The Netherlands
                     West Holland Milieu B.V.                                                             The Netherlands

                          Recycling Dordrecht B.V.                                                        The Netherlands
                     Maatman Mileiu B.V.                                                                  The Netherlands
                          Maatman Reiniging B.V.                                                          The Netherlands
                     R.J. Maatman Beher B.V.                                                              The Netherlands
                          Maatman Containers B.V.                                                         The Netherlands
                     Container Transport Maas and Waal B.V.                                               The Netherlands
                     Maas en Waal Pensioen B.V.                                                           The Netherlands
                 BFI Acquisitions Ltd.                                                                     United Kingdom
                     Attwoods Ltd.                                                                         United Kingdom
                          Attwoods American Holdings Ltd.                                                  United Kingdom
                          Attwoods Holdings Ltd.                                                           United Kingdom
                              Ebenezer Mears Plant Hire Ltd.                                               United Kingdom
                              Ebenezer Mears Sand Producers Ltd.                                           United Kingdom
                              Attwoods Overseas Leasing Ltd.                                               United Kingdom
                              Attwoods Technologies Ltd.                                                   United Kingdom
                              Attwoods Israeli Investments Ltd.                                            United Kingdom
                                  Attwoods Israeli Ltd.                                                    United Kingdom
14                                    Green Land Ltd.                                                      United Kingdom
                              Attwoods B.V.                                                               The Netherlands
                                  Attwoods Holdings GmbH                                                          Germany
                                      Attwoods & Dixi Entsorgungs GmbH                                            Germany
                                      Omega Holding GmbH                                                          Germany
                                           ADCO Attwoods and Dixi Umweltschurtz GmbH                          Germany
                                               DPT Transport GmbH                                                 Germany
                                           ADCO Schleizer Umweltdienste GmbH                                      Germany
                                           Schader Entsorgungs GmbH                                               Germany
                                           Catina-Lecker Essen und Trinken GmbH                                   Germany
                                               Olymp GmbH Transportable Sanitaersysteme                           Germany
                                           ADCO Mobil Raun GmbH                                                   Germany
                          Old Original Bakewell Pudding Shop (U.K.)                                        United Kingdom
15                        A & J Bull (Holdings) Ltd. (U.K.)                                                United Kingdom
                          Vesta Investments Ltd.                                                           United Kingdom
                          Attwoods Finance N.V.                                                      Netherlands Antilles
                          Taskmasters Holdings Ltd.                                                        United Kingdom
                              Chiefsum Ltd.                                                                United Kingdom
                              Taskmasters Cleansing Services Ltd.                                          United Kingdom
                              Pritchard Industrial Services Ltd.                                           United Kingdom
                          BFI Ltd.                                                                         United Kingdom
16                            Wareham Ball Clay Co. Ltd.                                                   United Kingdom
                              Community Recycling Ltd.                                                     United Kingdom
14                            Green Land Reclamation Ltd.                                                  United Kingdom
14                            Cranford Realty Ltd.                                                         United Kingdom
17                            Drinkwater Sabey CWD Ltd.                                                    United Kingdom
                              F. Avann Ltd.                                                                United Kingdom
                                  Drinkwater Sabey Ltd.                                                    United Kingdom
16                            Sands and Gravels (Standlake) Ltd.                                           United Kingdom
                              Ebenezer Mears and Son, Ltd.                                                 United Kingdom
                              Dorset Waste Management Ltd.                                                 United Kingdom
                          Billetvale Ltd.                                                                  United Kingdom

                              Surrey Operational Services Ltd.                                             United Kingdom
                              E. F. Phillips Ltd.                                                          United Kingdom
                              Holmspring Ltd.                                                              United Kingdom
                              Maybank Enterprises Holdings Ltd.                                            United Kingdom
                              Drinkwater and Murray Ltd.                                                   United Kingdom
                              Openpitch Ltd.                                                               United Kingdom
                              W.W. Drinkwater Ltd.                                                         United Kingdom
                                  Drinkwater Sabey (Tilmanstone) Ltd.                                      United Kingdom
                              W. Tinsley and Son Ltd.                                                      United Kingdom
                              Maybank Enterprises Ltd.                                                     United Kingdom
                                  Dixi Sanitation Services (U.K.) Ltd.                                     United Kingdom
                              Attwoods (Jersey) Holdings Ltd.                                              United Kingdom
                     Browning-Ferris Industries (UK) Ltd.                                                  United Kingdom
                          BFI Wastecare Limited                                                            United Kingdom
                              BFI Carnforth, Limited                                                       United Kingdom
                              BFI Coventry Limited                                                         United Kingdom
                          Browning-Ferris Environmental Services Ltd.                                      United Kingdom
                          BFI Packington Limited                                                           United Kingdom
                              Jackson Brickworks (Warwickshire)                                            United Kingdom
                          Browning-Ferris Services (U.K.) Ltd.                                             United Kingdom
                 Browning-Ferris Industries (Deutschland) GmbH                                                    Germany
                 Browning-Ferris Industries (Belgium) S.A.                                                        Belgium
                 Browning-Ferris Industries Reinigungstechnik GmbH                                                Germany
             Browning-Ferris Industries Argentina, Inc.                                                         Argentina
                 BFI Argentina S.A.                                                                             Argentina
14               Soluciones Quimicas                                                                            Argentina
             Browning-Ferris Industries (Australia) Pty. Ltd.                                                   Australia
                 Browning-Ferris Industries (Cranbourne) Pty. Ltd.                                              Australia
                 Browning-Ferris Industries (N.S.W.) Pty. Ltd.                                                  Australia
                 Environmental Consultants (Asia Pacific) Pty. Ltd.                                             Australia
                 Browning-Ferris Industries (Victoria) Pty. Ltd.                                                Australia
                 Builders Bins Pty. Ltd.                                                                        Australia
                 Browning-Ferris Industries (S.A.) Pty. Ltd.                                                    Australia
                 Browning-Ferris Industries (ACT) Pty. Ltd.                                                     Australia
                 Browning-Ferris Industries (W.A.) Pty. Ltd.                                                    Australia
                 Browning-Ferris Industries (Superannuation) Pty. Ltd.                                          Australia
                 BFI (Central Coast) Pty. Ltd.                                                                  Australia
                 Jennings Liquid Waste Pty. Ltd.                                                                Australia
                     Jennings Environmental Services                                                            Australia
             Browning-Ferris Industries Asia Pacific, Inc.                                                       Delaware
14               Swire BFI Waste Services, Ltd.                                                                 Hong Kong
                     Waylung Waste Collection Ltd.                                                              Hong Kong
                          Midland Waste International, Ltd.                                                     Hong Kong
                     Island East Transfer Station                                                               Hong Kong
11                   Companhia de Sistemas de Residuos, Ltd.                                                    Hong Kong
                 BF Landfill Services Taiwan                                                                       Taiwan
                 Waste Care, Ltd.                                                                             New Zealand
                     Hopper Services                                                                          New Zealand
                     General Rubbish-Wellington                                                               New Zealand




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

                     J.R. McKeen Contractors, Ltd.                                                            New Zealand
                     Budget Bins, Ltd.                                                                        New Zealand
                     Winz Bins, Ltd.                                                                          New Zealand
                     Regular Rubbish Removal Ltd.                                                             New Zealand
                     Waste Care Medisafe Ltd.                                                                 New Zealand
23                   BFI Waste Care Ltd.                                                                      New Zealand
                     Jumbo Bins, Ltd.                                                                         New Zealand
24                   Browning-Ferris Industries (N.Z.) Ltd.                                                   New Zealand
24                   Waste Disposal Services Ltd.                                                             New Zealand
24                   Allens United Septic Tank Cleaning Services (Whangerei) Ltd.                             New Zealand
24                   Besco Bins Ltd.                                                                          New Zealand
24                   Allens Septic Tank Cleaning Services (Manawatu) Ltd.                                     New Zealand
             Browning-Ferris Industries de Mexico, S.A. de C.V.                                                    Mexico
                 BFI de EcoMex, S.A. de C.V.                                                                       Mexico
                 BFI International de Vallarta, S.A. de C.V.                                                       Mexico
                     BFI de Vallarta Services, S.A. de C.V.                                                        Mexico
             BFI Atlantic, Inc.                                                                                  Delaware
12               BFI Atlantic GmbH                                                                                Germany
13                   Otto Entsorgungsdienstleistungen GmbH                                                        Germany
             Browning-Ferris Industries Taiwan, Inc.                                                               Taiwan

Parent-subsidiary relationships are indicated by indentations. Except as otherwise indicated by symbol preceding the name, 100% of the voting securities of each of the subsidiaries is owned by the indicated parent of such subsidiary.


1   Dormant company - no operations
2   99% owned by Browning-Ferris Industries Ltd. and
    1% owned by BFI Acquisitions, Ltd.
3   66-2/3% owned
4   50% owned by Browning-Ferris Industries Ltd.
    and 50% owned by Browning-Ferris Industries, Inc. (Delaware)
5   50% owned by Woodlake Sanitary Service, Inc.
6   49% owned
7   Browning-Ferris Industries, Inc.             33.83%
    Browning-Ferris Industries, B.V.             54.46%
    Carlos Benjumea Morenes                       6.07%
    LuTranex, S.A.                                3.46%
    Luis Basteiro                                  .60%
    Jose Miguel Garrigues Walker                  0.68%
    L.M. van Staalduinen                          0.45%
    Dichonia Holding, B.V.                        0.45%
8   90% owned by Browning-Ferris Industries Iberica S.A.
    10% owned by Granada Municipality
9   50% owned by Ingenieria Ambiental Completa
    50% owned by Castellana de Servicios, S.A.
10  80% owned by Ingenieria Ambiental Andaluza, S.A.
    20% owned by Antequera Municipality
11  80% owned by Swire BFI Waste Services Limited
    20% owned by Noriente-Gestao de Participacoes Limited
12  40% owned by BFI International, Inc.
    40% owned by BFI Atlantic, Inc.
    20% owned by Browning-Ferris Industries Ltd.
13  (Subsidiaries of this Company are not listed herein)
    50% owned by BFI Atlantic GmbH
    50% owned by Otto Holding International BV
14  50% owned
15  49% owned
16  60% owned
17  80% owned
18  25% owned
19  35% owned
20  40% owned
21  10% owned
22  50% owned by J. Poldervaart B.V.
    50% owned by G. Poldervaart B.V.
23  1% owned by Waste Care Medisafe Ltd.
    99% owned by Waste Care, Ltd.
24  1% owned by Jumbo Bins, Ltd.
    99% owned by Waste Care, Ltd.



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